SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[ ]Definitive Proxy Statement                     Commission Only (as permitted
[X]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                              CENTRAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3. Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value of transaction:

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      5. Total fee paid:

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[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

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      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

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      4. Date Filed:

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

                          [Central Bancorp Letterhead]


TO:  PARTICPANTS IN THE CENTRAL CO-OPERATIVE BANK
     EMPLOYEE STOCK OWNERSHIP PLAN

     Under the terms of the Central Co-operative Bank Employee Stock Ownership Plan (the "ESOP"), you have the right to direct the ESOP Trustees as to the manner in which you wish to vote the shares of common stock of Central Bancorp, Inc. ("Central") allocated to your ESOP account at Central's 2002 Annual Meeting of Stockholders. Under the terms of the ESOP and subject to the Trustee's responsibilities under applicable law, the ESOP trustees will vote your allocated shares in accordance with your instructions. Allocated shares for which timely voting instructions are not received will be voted by the Trustees in the same proportion as participants vote allocated stock. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

     HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed ESOP Participant Direction Form. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustees in connection with the voting of shares allocated to your ESOP account.

     CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the ESOP Trustees will be completely confidential. Central has engaged an independent firm, Computershare Trust Company, Inc. ("Computershare") to serve as the ESOP's confidential voting agent. ESOP Participant Direction Forms are to be sent (using the postage-paid envelopes provided therewith) to Computershare and should NOT be sent to Central or its proxy solicitor, Georgeson Shareholder Communications, Inc.

     Computershare will count your votes and report the aggregate totals of all voting instructions to the Trustees. Computershare has agreed to maintain your voting instructions in strict confidence. In no event, will your voting instructions be reported to Central.

     DELIVERY OF PROXY MATERIALS. A copy of Central's proxy statement and a copy of its 2002 Annual Report to Stockholders are enclosed for your review. As noted in the proxy statement, the 2002 Annual Meeting is scheduled for September 30, 2002, at 11:00 a.m., in Somerville, Massachusetts.

     Enclosed is a ESOP Participant Direction Form which you should use if you wish to direct the ESOP trustees to vote shares allocated to your account in connection with the slate of directors endorsed by the Board of Directors of Central. PLEASE NOTE THAT TO DIRECT THE ESOP TRUSTEES TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE ESOP PARTICIPANT DIRECTION FORM. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE ESOP TRUSTEES.

     The ESOP trustees understand that PL Capital Group, a stockholder of Central, has prepared a proxy statement soliciting proxies for the election of two nominees in opposition to the nominees endorsed by the Board of Directors in the enclosed Central proxy statement. If PL Capital Group's proxy statement and other soliciting materials are provided to the ESOP trustees, the ESOP trustees will distribute such materials to you. Additional ESOP Participant Direction Forms will be provided that will permit participants of the ESOP to instruct the Trustees regarding the voting of shares allocated to their accounts in connection with the matters described in any such additional proxy solicitation materials distributed by PL Capital Group.

     Voting instructions for shares allocated to your ESOP account must be received by 5:00 p.m. Mountain time on September 26, 2002 on the ESOP Participant Direction Forms provided by the ESOP trustees for that purpose. AGAIN, ALL ESOP PARTICIPANT DIRECTION FORMS SHOULD BE FORWARDED TO COMPUTERSHARE AND SHOULD NOT BE MAILED TO CENTRAL OR ITS PROXY SOLICITOR, GEORGESON SHAREHOLDER COMMUNICATIONS.

     In order to make an informed judgment concerning how to instruct the ESOP trustees to vote your allocated shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The ESOP trustees will not recommend how you should complete your ESOP Participant Direction Form.

     WHEN TO SUBMIT YOUR ESOP PARTICIPANT DIRECTION FORM. You may submit your voting instructions to the confidential voting agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m. Mountain time on September 26, 2002. If Computershare receives more than one ESOP Participant Direction Form from you, the Form bearing the LATEST date will be considered to have cancelled all Forms bearing an earlier date. If more than one ESOP Participant Direction Form is received from you as of the same date, Computershare will consider the Form bearing the latest postmark as controlling. You may request additional Forms at any time by contacting Michael
K. Devlin at (617) 629-4244.

     If you have any questions regarding the procedures for instructing the ESOP Trustee, please call (617) 629-4244.


                                        ESOP Trustees
                                        August 30, 2002

                              CENTRAL BANCORP, INC.

               ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 30, 2002
      THIS DIRECTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            Central Co-operative Bank
                          Employee Stock Ownership Plan
                    Revocable ESOP Participant Direction Form

The undersigned hereby instructs the ESOP Trustee(s) (currently Gregory W. Boulos and Terence D. Kenney), or their successors, to vote, either by ballot or by proxy, all shares of common stock of Central Bancorp, Inc. (the "Company") which are allocated to the account(s) of the undersigned pursuant to the Central Co-operative Bank Employee Stock Ownership Plan (the "ESOP") at the Annual Meeting of Stockholders to be held at the Somerville Holiday Inn, 30 Washington Street, Somerville, Massachusetts on Monday, September 30, 2002 at 11:00 a.m., and at any and all adjustments thereof, as set forth on the reverse side hereof.

The undersigned acknowledges receipt from the Company prior to the execution of this form of Notice of the Meeting, a proxy Statement dated August 30, 2002, and the Company's Annual Report to Stockholders.

In order to be effective, voting instructions must be received by Computershare, the confidential voting agent, no later than September 26, 2002. You must specifically mark your instructions on this form. Items left blank will not be considered instructions to the ESOP Trustee(s).

The Board of Directors of the Company recommends a vote "FOR" each of the listed nominees.

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|               Please sign exactly as your name appears hereon.               |
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
 [x]     PLEASE MARK VOTES
         AS IN THIS EXAMPLE

1. The election as directors of all nominees listed          THE  ESOP  TRUSTEE(S)  WILL  VOTE AS  DIRECTED  HEREON.
   below (except as noted to the contrary).                  THIS REVOCABLE ESOP PARTICIAPNT  DIRECTION FORM CONFERS
                                                             DISCRETIONARY  AUTHORITY  PRESENTED AT THE MEETING.  IF
                                                             ANY  OTHER   BUSINESS  IS  PRESENTED  AT  THE  MEETING,
                                                             INCLUDING  MATTERS  RELATING  TO  THE  CONDUCT  OF  THE
                    For All      With-    For All            MEETING,  THE ESOP  TRUSTEE(S)  WILL VOTE IN HIS(THEIR)
                    Nominees     hold      Except            DISCRETION  AND  IN  ACCORDANCE   WITH  THE  APPLICABLE
                                                             FIDUCIARY  PRINCIPLES.  AT THE PRESENT TIME,  THE BOARD
                                                             OF  DIRECTORS   KNOWS  OF  NO  OTHER   BUSINESS  TO  BE
Marat E. Santini      [ ]        [ ]       [ ]               PRESENTED  AT  THE  MEETING.  IF  NO  INSTRUCTIONS  ARE
John F. Gilgun, Jr.   [ ]        [ ]       [ ]               SPECIFIED,  THIS  DIRECTION  FORM WILL HAVE NO FORCE OR
Paul E. Bulman        [ ]        [ ]       [ ]               EFFECT  AND ALL  SHARES  ALLOCATED  TO YOUR  ACCOUNT(S)
                                                             WILL BE  VOTED  BY THE ESOP  TRUSTEE(S)  IN  ACCORDANCE
                                                             WITH THE TERMS OF THE ESOP, SUBJECT TO THE ESOP
NOTE: If you do not wish your shares voted "For" a           TRUSTEE(S) RESPONSIBILITIES UNDER APPLICABLE LAW.
particular nominee, mark the "For All Except" box and
strike a line through the name(s) of the nominee(s)
in the list above. Your shares will be voted for the
remaining nominee(s).


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|(First Name)(Middle Initial)(Last Name)   (Shares)|
|                                                  |
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Please be sure to sign and date this      | Date                    |
Direction Form                            |                         |
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ESOP Participant sign here